Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) - Foreign Country - State Administration of Taxation, PRC ¥ in Thousands, $ in Thousands	Feb. 28, 2018 CNY (¥)	Feb. 28, 2018 USD ($)	Feb. 28, 2017 CNY (¥)
Deferred tax assets:
Net operating loss carry-forward	¥ 2,164	$ 341	¥ 580
Rental	1,733	274	389
Accrued expenses	1,250	198
Property and equipment, net	115	18	49
Less: valuation allowance	(1,210)	(191)
Total deferred tax assets	¥ 4,052	$ 640	¥ 1,018